Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies
The following identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:
Note 5.  Investments
•Fixed maturity and equity securities
•Other invested assets
•Short-term investments
•Net investment income
•Net realized gains (losses)
•Allowance for credit losses/Other-than-temporary impairments
Note 6.  Lending Activities
•Mortgage and other loans receivable – net of allowance
Note 7.  Reinsurance
•Reinsurance assets – net of allowance
Note 8.  Deferred Policy Acquisition Costs
•Deferred policy acquisition costs
•Value of business acquired
•Deferred sales inducements
•Amortization of deferred policy acquisition costs
•Non-deferrable insurance commissions
Note 9.  Variable Interest Entities
Note 10.  Derivatives and Hedge Accounting
•Derivative assets and liabilities, at fair value
Note 11.  Goodwill and Other Intangible Assets
Note 12.  Insurance Liabilities
•Future policy benefits
•Policyholder contract deposits
•Other policyholder funds
•Variable annuities
•Fixed annuity and fixed index annuities
Note 13.  Debt
•Short-term and Long-term debt
•Debt of consolidated investment entities
Note 14.  Contingencies, Commitments and Guarantees
•Legal contingencies
Note 16.  Earnings Per Common Share
Note 20.  Income Taxes
OTHER SIGNIFICANT ACCOUNTING POLICIES
Insurance revenues include premiums and policy fees. All premiums and policy fees are presented net of reinsurance, as applicable.
Premiums from long-duration life products, other than universal and variable life contracts, are recognized as revenues when due.
Premiums from individual and group annuity contracts that are life contingent are recognized as revenues when due.
For limited-payment contracts, premiums are due over a significantly shorter period than the period over which benefits are provided, and net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in premiums in a constant relationship to insurance in-force, or for annuities, the amount of expected future policy benefits. This unearned revenue liability is recorded in the Consolidated Balance Sheets in Other policyholder funds.
Premiums on short-duration accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage. This unearned revenue liability is recorded in the Consolidated Balance Sheets in Other Policyholder Funds.
Reinsurance premiums ceded under yearly renewable term (“YRT”) reinsurance agreements are recognized as a reduction in revenues over the period the reinsurance coverage is utilized in proportion to the risks to which the premiums relate, while premiums ceded under modco treaties are recognized when due.
Reinsurance premiums for assumed business are estimated based on information received from ceding companies and reinsurers. Any subsequent differences that arise regarding such estimates are recorded in the periods in which they are determined.
Amounts received as payment for investment-oriented contracts such as universal life, variable annuities, fixed annuities, and fixed index annuities, are reported as deposits to Policyholder contract deposits or Separate account liabilities, as applicable. Revenues from these contracts are recorded in Policy fees and consist of policy charges for the cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate Corebridge for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts.
Advisory fee income includes fees from registered investment services.
Other income includes 12b-1 fees (i.e. marketing and distribution fee income), other asset management fee income, and commission-based broker dealer services.
Advisory fee expense includes primarily sub-advisory fee expenses.
Cash represents cash on hand and demand deposits.
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value.
Premiums and other receivables – net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.
Other assets consist of deferred sales inducement assets, prepaid expenses, deposits, other deferred charges, other fixed assets, capitalized software costs, goodwill, intangible assets other than goodwill, restricted cash and derivative assets.
Capitalized software costs represent costs directly related to obtaining, developing or upgrading internal use software, are capitalized and amortized using the straight-line method over a period generally not exceeding ten years.
Real estate includes the cost of buildings and furniture and fixtures which is depreciated principally using the straight-line basis over their estimated useful lives (maximum of 40 years for buildings, 10 years for furniture and fixtures and 5 years for office equipment). Expenditures for maintenance and repairs are charged to income as incurred and expenditures for improvements are capitalized and depreciated. We periodically assess the carrying amount of our real estate for purposes of determining any asset impairment.
Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds.
For a more detailed discussion of separate accounts see Note 12.
Other liabilities consist of other funds on deposit, other payables, securities sold under agreements to repurchase, securities sold but not yet purchased and derivative liabilities.
Securities sold but not yet purchased represent sales of securities not owned at the time of sale. The obligations arising from such transactions are recorded on a trade-date basis and carried at fair value. Fair values of securities sold but not yet purchased are based on current market prices.
Foreign currency: Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income, net of any related taxes, in Shareholders’ Equity. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. Functional currencies are generally the currencies of the local operating environment. Financial statement accounts expressed in currencies other than the functional currency of a consolidated entity are remeasured into that entity’s functional currency resulting in exchange gains or losses recorded in income, except for remeasurement gains or losses attributable to available-for-sale securities which are included in Accumulated other comprehensive income (“AOCI”).
Non-redeemable noncontrolling interest is the portion of equity (net assets) and net income (loss) in a subsidiary not attributable, directly or indirectly, to Corebridge.
Redeemable noncontrolling interest represents noncontrolling interest holders in certain consolidated investment entities where the noncontrolling interest holder has the ability to redeem its interest in the consolidated investment entity at its option.
ACCOUNTING STANDARDS ADOPTED DURING 2022
Reference Rate Reform
In March 2020, the Financial Accounting Standards Board (the “FASB”) issued an accounting standard that provides temporary optional guidance to ease the potential burden in accounting for reference rate reform. The standard allows us to account for certain contract modifications that result from the discontinuation of the London Interbank Offered Rate (“LIBOR”) or another reference rate as a continuation of the existing contract without additional analysis. This standard was set to expire on December 31, 2022, but was extended to December 31, 2024, after which application of the guidance will no longer be permitted. During this period, this standard may be elected and applied prospectively as reference reforms occur.
Where permitted by the guidance, we have accounted for contract modifications stemming from the discontinuation of LIBOR or another reference rate as a continuation of the existing contract. As part of our implementation efforts, we have and will continue to assess our operational readiness and current and alternative reference rates’ merits, limitations, risks and suitability for our investment and insurance processes. The adoption of the standard has not had, and is not expected to have, a material impact on our reported consolidated financial condition, results of operations, cash flows and required disclosures.
FUTURE APPLICATION OF ACCOUNTING STANDARDS
Targeted Improvements to the Accounting for Long-Duration Contracts
In August 2018, the FASB issued an accounting standard update with the objective of making targeted improvements to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity.
The Company adopted targeted improvements to the accounting for long-duration contracts (the “standard” or “LDTI”) on January 1, 2023, with a transition date of January 1, 2021 (as described in the additional detail below). The adoption of this standard will impact our financial condition, results of operations, statement of cash flows and disclosures, as well as systems, processes and controls.
The Company adopted the standard using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith, while the Company adopted the standard in relation to market risk benefits (“MRBs”) on a retrospective basis. Based upon this transition method, as of the January 1, 2021 transition date (“Transition Date”) the impact from adoption is expected to result in a decrease of the Company’s after-tax equity between approximately $1.0 billion and $1.5 billion; consisting of a decrease in AOCI between approximately $1.8 billion and $2.3 billion, offset by an increase in Retained earnings between approximately $800 million and $1.3 billion. The net increase in Retained Earnings resulted from (1) the reclassification of the cumulative effect of non-performance adjustments related to our products in our Individual Retirement and Group Retirement segments that are currently measured at fair value (e.g., living benefit guarantees associated with variable annuities), partially offset by (2) a reduction from the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., death benefit guarantees associated with variable annuities). The net decrease in AOCI resulted from (1) the reclassification of the cumulative effect of non-performance adjustments discussed above and (2) changes to the discount rate which will most significantly impact our Life Insurance and Institutional Markets segments, partially offset by (3) the removal of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments.
The Company estimates that the after-tax impact to equity from the adoption of LDTI as of September 30, 2022 is expected to result in an increase between approximately $800 million and $1.3 billion; consisting of an increase to Retained earnings between approximately $1.2 billion and $1.7 billion, and a decrease in AOCI between approximately $400 million and $900 million. This increase in the estimate since January 1, 2021 has been predominately driven by market movements.
Market risk benefits: The standard requires the measurement of all MRBs (e.g., living benefit and death benefit guarantees) associated with deposit (or account balance) contracts at fair value at each reporting period. Changes in fair value compared to prior periods will be recorded and presented separately within the income statement, except that instrument-specific credit risk changes (non-performance adjustments) will be recognized in other comprehensive income. MRBs will impact both retained earnings and AOCI upon transition. The transition adjustment for MRBs will primarily impact our Individual Retirement and Group Retirement segments.
Discount rate assumption: The standard requires the discount rate assumption for the liability for future policy benefits to be updated at the end of each reporting period using an upper-medium grade (low credit risk) fixed income instrument yield that maximizes the use of observable market inputs. Upon transition, the Company currently estimates an adjustment to AOCI due to the fact that the market upper-medium grade (low credit risk) interest rates as of the Transition Date differ from reserve interest accretion rates. Lower interest rates result in a higher liability for future policy benefits and are anticipated to more significantly impact our Life Insurance segment, in particular non-universal life contracts and Institutional Markets segments. The standard does not impact the discount rate assumption for universal life contracts.
Removal of balances related to changes in unrealized appreciation (depreciation) on investments: Currently, DAC and reserves for universal life insurance and investment-oriented products are adjusted at each balance sheet date to reflect the change in DAC, unearned revenue and benefit reserves with an offset to Other comprehensive income (loss) as if securities available for sale had been sold at their stated aggregate fair value and the proceeds reinvested at current yields (changes related to unrealized appreciation (depreciation) of investments). Under the standard, the majority of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments will be eliminated.
In addition to the above, the standard also:
•Requires the review and, if necessary, update of future policy benefit assumptions at least annually for traditional and limited pay long duration contracts, with the recognition and separate presentation of any resulting re-measurement gain or loss (except for discount rate changes as noted above) in the income statement. The Company still anticipates completing its annual assumption update in the third quarter.
•Simplifies the amortization of DAC to a constant level basis over the expected term of the related contracts with adjustments for unexpected terminations, but no longer requires an impairment test. Accordingly, we expect less variability in our DAC amortization as the DAC related to universal life insurance and investment-type products, for example variable, fixed and fixed index annuities will no longer be required to be amortized in relation to the incidence of estimated gross profits to be realized over the expected lives of the contract. As DAC will be amortized on a constant level basis, DAC amortization related to universal life insurance and investment-type products will be less impacted by the annual actuarial assumption update or changing economic conditions.
•Increases disclosures of disaggregated roll forwards of several balances, including: liabilities for future policy benefits, deferred acquisition costs, account balances, market risk benefits, separate account liabilities and information about significant inputs, judgments and methods used in measurement and changes thereto and impact of those changes.
We expect that the accounting for Fortitude Re will continue to remain largely unchanged. With respect to Fortitude Re, the reinsurance assets, including the discount rates, will continue to be calculated using the same methodology and assumptions as the direct policies. Accounting for modco remains unchanged.
We have created a governance framework and a plan to support implementation of the updated standard. As part of our implementation plan, we have also advanced the modernization of our actuarial technology platform to enhance our modeling, data management, experience study and analytical capabilities, increase the end-to-end automation of key reporting and analytical processes and optimize our control framework. We have designed and implemented internal controls related to the new processes created as part of implementing the updated standard and are substantially complete with our testing of these internal controls.
Troubled Debt Restructuring and Vintage Disclosures
In March 2022, the FASB issued an accounting standard update that eliminates the accounting guidance for troubled debt restructurings for creditors and amends the guidance on ‘‘vintage disclosures’’ to require disclosure of current-period gross write-offs by year of origination. The standard also updates the requirements for accounting for credit losses by adding enhanced disclosures for creditors related to loan refinancings and restructurings for borrowers experiencing financial difficulty. Because the Company has already adopted the current expected credit loss (“CECL”) model, the amendments in this standard are effective for fiscal years beginning after December 15,
2022, including interim periods within those years. We do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.
Fair Value Measurement
On June 30, 2022, the FASB issued an accounting standards update to address diversity in practice by clarifying that a contractual sale restriction should not be considered in the measurement of the fair value of an equity security. It also requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. The guidance is effective for public companies for fiscal years beginning after December 15, 2023 and interim period within those years, with early adoption permitted. For entities other than investment companies, the accounting standards update applies prospectively, with any adjustments resulting from adoption recognized in earnings on the date of adoption. We are assessing the impact of this standard.